GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2021
GEOGRAPHIC INFORMATION
GEOGRAPHIC INFORMATION

NOTE 13:-GEOGRAPHIC INFORMATION

Financial information is available for evaluation by the chief operating decision maker, the Company’s Chief Executive Officer, in making decisions regarding resource allocation and assessing performance. The Company views its operations and manages its business in one operating segment. Operating segments are defined as components of an enterprise in which separate financial information is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assessing performance.

Property and equipment, net by geographic location are as follows:

	December 31,
	2020	2021
Israel	$3,540	$5,842
United States	1,855	1,699
Japan	—	5
Total property and equipment, net	$5,395	$7,546

Property and equipment, net is attributed to the geographic location in which it is located.